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                                                                   EXHIBIT 10.94


                                 AMENDMENT ONE

         Amendment One to Back-up Servicing Agreement (the "Amendment") is made as of the 26th day of March, 1999, by and among CSC Logic/MSA LLP d/b/a Loan Servicing Enterprise, a Texas limited liability partnership ("LSE", or, "the Back-up Servicer"), National Auto Finance Company, Inc. (as "Servicer"), First Union National Bank (as "Lender" and as "Class B Certificateholder"), and acknowledged and agreed by Bankers Trust Company (as "Trustee" of National Financial Auto Receivables Master Trust) and National Financial Auto Funding Trust II (as "Class C Certificateholder") (collectively, the "Parties").

         WHEREAS, LSE and the Parties have entered into that certain Back-up Servicing Agreement dated as of June 16, 1998 (the "Agreement") by which the Parties requested LSE to perform certain back-up servicing duties related to motor vehicle contracts owned or to be acquired by the Parties; and

         WHEREAS, LSE and the Parties now desire to amend the Agreement to conform to modified services and/or procedures mutually agreed to by such parties; and

         WHEREAS, the Back-up Servicing Agreement may be amended or modified by mutual written consent of the parties thereof, without the consent of third parties; and

         NOW THEREFORE, in consideration of the covenants and conditions contained in this Amendment, the parties hereto, intending to legally bound, hereby agree to the changes and additions as follow (capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement):

         1. EXHIBIT A IS DELETED IN ITS ENTIRETY AND REPLACED WITH AMENDED AND RESTATED EXHIBIT A, ATTACHED HERETO AS ATTACHMENT 1.

         2. THE FIRST AND SECOND SENTENCES OF SECTION 2.05 (e) ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING SENTENCE:
                  The Back-up Servicing Fee for the services specified in Amended and Restated Exhibit A shall be $6,500.00 per month.

         The Parties hereto hereby confirm that each of the representations and warranties set forth in the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

         Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment may be executed by the Parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


NAFI/1st Union/LSE                                                      04/06/99
Back-Up Servicing Agreement
                                       1

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         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         National Auto Finance Company, Inc., by its executing this Amendment, hereby directs Chase Manhattan Bank Delaware, as Owner Trustee of National Financial Auto Funding Trust II to acknowledge, agree to, execute and deliver this Amendment on behalf of National Financial Auto Funding Trust II.

         First Union National Bank and National Financial Auto Funding Trust II, representing 100% of all Class B Certificateholders of the Trust and 99% of all Class C Certificateholders of the Trust, respectively, hereby authorize, empower and direct the Trustee to execute and deliver on behalf of the Trust, this Amendment.

IN WITNESS WHEREOF, LSE and the Parties have caused this Amendment to be duly executed by their respective authorized officers to become effective as of March 26th, 1999.

CSC Logic/MSA LLP                                           First Union National Bank,
d/b/a Loan Servicing Enterprise,                            as Lender and as Class B
as Back-up Servicer                                         Certificateholder

By: /s/ JOHN F. KILGORE                                     By: /s/ REGINALD H. IMAMURA
   -------------------------------                             --------------------------
Name:   John F. Kilgore                                     Name:   Reginald H. Imamura
Title:  Executive Director                                  Title:  Director


National Auto Finance Company, Inc.,
as Servicer

By: /s/ KEITH B. STEIN
   -------------------------------
Name:   Keith B. Stein
Title:  Vice Chairman and Chief
        Executive Officer


ACKNOWLEDGED AND AGREED:
Bankers Trust Company,                                      National Financial Auto Funding
not in its individual capacity,                             Trust II, as Class C Certificateholder
but solely as Trustee of                                    By: Chase Manhattan Bank Delaware,
National Financial Auto                                     not in its individual capacity,
Receivables Master Trust                                    but solely as Owner Trustee

By: /s/ ROBERT F. FRIER                                     By:   /s/ DENIS KELLY
   -------------------------------                             --------------------------
Name:   ROBERT F. FRIER                                     Name:     DENIS KELLY
Title:  VICE PRESIDENT                                      Title:    TRUST OFFICER



NAFI/1st Union/LSE                                                      03/26/99
Back-Up Servicing Agreement
                                       2

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                         AMENDED AND RESTATED EXHIBIT A
                        MONTHLY BACK-UP SERVICING DUTIES
                         MONTHLY BACK-UP SERVICING FEES

Monthly Duties:

o Upon completion of data mapping as referenced in Section 2.03(a) of this Agreement, the Back-up Servicer will load the information from the Monthly Extract Files ("Monthly Files") onto LSE's system within 7 days of receipt of the complete files.
         Monthly Files:
         Loan File
         Name and Address File;

o On the date on which the Servicer's Certificate is due to Lender, the Back-up Servicer shall receive from the Servicer the following reports in order to balance such reports to the Monthly Files:

                  Trial Balance (derived from the BNI System)
                  Suspense Account
                  Insurance Tracking Status (once available)
                  Aged Delinquency Summary
                  Servicer's Certificate (Month-End Investor Report) Repossession Report
                  Inventory Report

Within ten (10) days of receipt of complete Monthly Files and reports specified above, Back-up Servicer will run a conversion program which will load the latest Monthly Files received from the Servicer onto the LSE test system.

o The Back-up Servicer will produce reports from the conversion and will compare the resulting information to the reports received from the Servicer. In the event of any discrepancy between the Monthly Files provided by Servicer and the reports, the Back-up Servicer shall promptly notify the Servicer and Lender of such discrepancy. If, within 15 days of such notice being provided to the Servicer and Lender, the Back-up Servicer and the Servicer are unable to resolve such discrepancy, the Back-up Servicer shall promptly notify the Servicer and Lender in writing. Following receipt of the notice provided in the foregoing sentence, the Servicer shall deliver to the Lender no later than the related Distribution Date (as such term is defined in the Pooling Agreement) a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

o Collections: With regard to Collections, Back-up Servicer shall identify collection account stratification, identify collection policies and determine collection abbreviations.

o Post Collections: With regard to Post-Collections, Back-up Servicer shall identify assignment inventory and location, identify location of vehicles and identify auction personnel and procedures.

Site visits:

Back-up Servicer shall conduct visits at the Servicer's site as frequently as the Lender or Servicer determine appropriate, provided that any such visits have been approved in advance

NAFI/1st Union/LSE                                                      04/06/99
Back-Up Servicing Agreement
                                       3


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by Lender or Servicer. The fees for such visits shall be charged to the Servicer at a mutually agreed upon rate (and within CSC corporate guidelines), plus actual, reasonable travel expenses of LSE personnel.




NAFI/1st Union/LSE                                                      04/06/99
Back-Up Servicing Agreement
                                       4